Exhibit 10.16

                                      NOTE
$50,000.00                                                     DECEMBER 13, 2001

CITY OF MILLBRAE
COUNTY OF SAN MATEO
STATE OF CALIFORNIA

FOR VALUE RECEIVED, the undersigned promises to pay to the order of Asia Pacific Ventures at Suite 13, 16th Floor, Kinwick Centre, 32 Hollywood Road, Central Hong Kong, Hong Kong or at any other place that any holder of this note may designate in writing, the sum of $50,000.00 with interest at the rate of 12 percent per annum.

This note, together with all interest due on it, is due and payable on demand on the 11th day of June 2002.

The payment of this note is secured by a Security Agreement of this date from FinancialContent, Inc. to Wilfred Shaw granting a security interest in and to the following described property: accounts receivable, inventory, machinery, equipment, goodwill and furniture, together with all other property described in or referred to in the Security Agreement.

The maker shall have the right to prepay the principal of this note in whole or in part prior to its due date without premium or penalty.

If this note is placed in any attorney's hands for collection, or collected by a lawsuit or through a bankruptcy, or probate, or any other court, either before or after maturity, there shall be paid to the holder of this note reasonable attorneys' fees, costs and other expenses incurred by the holder in enforcing the terms of this note.

Failure to pay any part of the principal or interest of this note when due, or failure to carry out any of the terms, covenants, or conditions of the Security Agreement, shall authorize the holder of this note to declare as immediately due and payable the then -unpaid principal and to exercise any and all of the rights and remedies provided by this California Commercial Code as well as all other rights and remedies either at law or in equity possess by the holder of this note.

The makers, signers, and endorsers of this note jointly and severally waive presentment, notice of dishonor and protest.

By:
---------------
Wing Yu, CEO
FinancialContent, Inc.


                               SECURITY AGREEMENT

$50,000.00                                                     DECEMBER 13, 2001

CITY OF MILLBRAE
COUNTY OF SAN MATEO
STATE OF CALIFORNIA

The Security Agreement is made and entered into on December 13, 2001, by and between FinancialContent, Inc. ("Debtor") of 199 California Drive, Suite 207, City of Millbrae, County of San Mateo, State of California, and Asia Pacific Ventures ("Secured Party") Asia Pacific Ventures, Suite 13, 16th Floor, Kinwick Centre, 32 Hollywood Road, Central Hong Kong, Hong Kong, as follows:

For value received, the Debtor grants to the Secured Party a security interest in the following described property, referred to in this Security Agreement as the Collateral: accounts receivable, inventory, machinery, equipment, goodwill and furniture to secure (1) the Debtor's note of $50,000.00 to the Secured Party of December 11, 2001, payable as to principal and interest as provided in the note; (2) future advances by the Secured Party to the Debtor, to be evidenced by similar notes; (3) all expenditures by the Secured Party for taxes, insurance, and repairs to and maintenance of the Collateral incurred by the Secured Party in the collection and enforcement of the note and other indebtedness of the Debtor; and (4) all liabilities of the Debtor to the Secured Party now existing or incurred in the future, matured or unmatured, direct or contingent, and any renewals, extensions, and substitutions of those liabilities.

The Debtor warrants and covenants: (1) the Collateral is to be used in business other than farming operations; (2) the Debtor's chief place of business is at 199 California Drive, Suite 207, Millbrae, California 94030; and (3) the Collateral will be kept at the Debtor's chief place of business.

                                      TITLE

Except for the security interest granted by this agreement, the Debtor has, or on acquisition will have, full title to the Collateral free from any lien, security interest, encumbrance, or claim and the Debtor will, at the Debtor's cost and Expense, defend any action that may affect the Secured Party's security interest in, or the Debtor's title to, the Collateral.


                               FINANCING STATEMENT

No financing statement covering the Collateral or any part of it or any proceeds of it is on file in any public office. At the Secured Party's request, the

Debtor will join in executing and pay the filing fees required for all necessary financing statements in forms satisfactory to the Secured Party and will further execute all other instruments deemed necessary by the Secured Party.

                    SALE, LEASE, OR DISPOSITION OF COLLATERAL

The debtor will not, without the written consent of the Secure Party, sell, contract to sell, lease, encumber or dispose of the Collateral or any interest in it until this Security Agreement and all debts secured by it have been fully satisfied.

                            PROTECTION OF COLLATERAL

The Debtor will keep the Collateral in good order and repair and will not waste or destroy the Collateral or any part of it. The Debtor will not use the Collateral in violation of any statute or ordinance and the Secured Party will have the right to examine and inspect the Collateral at any reasonable time.

                              TAXES AND ASSESSMENTS

The Debtor will pay promptly when due all taxes and assessments on the Collateral, or any part of the Collateral, or for its use and operation.

                           LOCATION AND IDENTIFICATION

The Debtor will keep the Collateral separate and identifiable and at the address shown above, and will not remove the Collateral from that address without the Secured Party's written consent, for as long as this Security Agreement remains in effect.

                   SECURITY INTEREST IN PROCEEDS AND ACCESSION

The Debtor grants to the secured Party a security interest in and to all proceeds, increases, substitutions, replacements, additions, and accessions to the Collateral and to any part of the Collateral. The provision shall not be construed to mean that the Debtor is authorized to sell, lease, or dispose the Collateral without the prior written consent of the Secured Party.

                         DECREASE IN VALUE OF COLLATERAL

The Debtor shall, if in the Secured Party's judgment the Collateral has materially decreased in value or if the Secured Party shall at any time deem that the Secured Party is financially unstable, either provide enough additional Collateral to satisfy the Secured Party or reduce the total indebtedness by an amount sufficient to satisfy the Secured Party.

                            REIMBURSEMENT OF EXPENSES

At the option of the Secured Party, the Secured Party may discharge taxes, liens, interest, or perform or cause to be performed for and on behalf of the Debtor any actions and conditions, obligations, or covenants that the Debtor has failed or refused to perform, and my pay for the repair maintenance and preservation of the Collateral, and may enter the premises where the Collateral or any art of it is located and cause to be performed as agent and on the account of the Debtors any acts that the Secured Party may deem necessary for the repair or maintenance of the Collateral or any part of it. Any and all sums expended by the Secured Party under this paragraph, including buy not limited to, attorneys' fees, court costs, agent's fees, or commissions, or any other costs or expenses, shall bear interest from the date of payment at the annual rate of 10 percent and shall be payable at the place designated in the Debtor's note and shall be secured by this Security Agreement.

                                     PAYMENT

The Debtor will pay the note secured by this Security Agreement and any renewal or extension of it and any other indebtedness secured by this agreement in accordance with the terms and provisions of the indebtedness and will repay immediately all sums expended by the Secured Part in accordance with the terms and provision of the Security agreement. On full payment by the Debtor if all indebtedness secured by the agreement accordance with the Security Agreement, the Security Agreement shall expire, and the Secured Party's security Agreement shall expire, and the Secured Party's security interest in the Collateral, as set forth in this Security Agreement, shall terminate.

                           CHANGE OF PLACE OF BUSINESS

The Debtor will promptly notify the Secured Party of any change of the Debtor's agent for service, chief place of business, or place where records concerning the Collateral are kept.

                                ATTORNEY-IN-FACT

The Debtor appoints the Secured Party as the Debtor's attorney-in-fact to do any and every act that the Debtor is obligated by this Security Agreement to do, and to exercise all rights of the Debtor in the Collateral and to make collections and to execute any and all papers and instruments and to do all other things necessary to preserve and protect the Collateral and to make collections and to protect the Secured Party's security interest in the Collateral.

                         TIME OF PERFORMANCE AND WAIVER

In performing any act under this Security Agreement and the note secured by it, time shall be of the essence. The Secured Party's acceptance of partial or delinquent payments, or the failure of the Secured Party to exercise any right or remedy, shall not constitute a waiver of any obligation of the Debtor or right of the Secured Party and shall not constitute a waiver of any other similar default that occurs later.

                                     DEFAULT

The Debtor shall be in default under this Security Agreement on the occurrence of any of the following events or conditions:

       (1) Default in the payment r performance of any note, obligation, covenant, or liability secured by the Security Agreement;

       (2) Any warranty, representation, or statement made or furnished to the Secured Party by or on behalf of the Debtor proves to have been false in any material respect when made or furnished;

       (3)    Any event that results in the  acceleration of the maturity of the
              indebtedness   of  the  Debtor  to  others  under  any  indenture,
              agreement, or undertaking;

       (4) Loss, theft, substantial damage, destruction, sale, or encumbrance to or of any of the Collateral, or the making of any levy, seizure, or attachment of or on the Collateral;

       (5) Any time the Secured Party reasonably believes that the prospect of payment or any indebtedness secured by this Security Agreement or the performance of this Security Agreement is impaired; or

       (6) Death, dissolution, termination of existence, insolvency, business failure, appointment of a receiver for any part of the Collateral, assignment for the benefit of creditors, or the commencement of any proceeding under any bankruptcy or insolvency law by or against the Debtor or any guarantor or surety of the Debtor.

                                    REMEDIES

On the occurrence of any event of default, and at any later time, the Secured Party may declare all obligations secured due and payable immediately and may proceed to enforce payment and exercise an and all of the rights and remedies provided by the California Commercial Code as well as other rights and remedies either at law or in equity possessed by the Secured Party.

The Secured Party may require the Debtor to assemble the Collateral and make it available to the Secured Party at any place to be designated by the Secured Party that is reasonably convenient to both parties. Unless the Collateral is perishable, threatens the decline speedily in value, or is of a type customarily sold on a recognized market, the Secured Party will give the Debtor reasonable notice of the time and place of any public sale or of the time after which any private sale or any other intended disposition of the Collateral is to be made. The requirements of reasonable notice shall be met if the notice is mailed, postage prepaid, to the address of the Debtor shown at the beginning of this Security Agreement at least five days before the time of the sale of disposition. Expenses of retaking, holding, preparing for sale, selling, or the like shall include the Secured Party's reasonable attorneys' fees and legal expenses.

                            MISCELLANEOUS PROVISIONS

California Law to Apply: The Security Agreement shall be construed under and in accordance with the California Commercial Code and other applicable laws of the State of California, and all obligations of the parties created under this Security Agreement are performable in San Francisco County, California.

Parties Bound: This Security Agreement shall be binding on and inure to the benefit of the parties and their respective heirs, executors, administrators, legal representatives, successors, and assigns as permitted by the Security Agreement.

Attorneys' Fees: Should any litigation be commenced between the parties to this Security Agreement concerning the Collateral, this Security Agreement, or the rights and duties of either party in relation to them, the prevailing party shall be entitled to a reasonable sum as reimbursement for their attorneys' fees and legal expenses.

Legal Construction: In case any one or more of the provisions contained in this Security Agreement shall for any reason be held invalid, illegal, or unenforceable in any respect, the invalidity, illegality, or unenforceability of that provision shall not affect any other provision of this Security Agreement, and this Security Agreement shall be construed as if the invalid, illegal, or unenforceable provision had never been contained in it.

Prior Agreements Superseded: The Security Agreement constitutes the only agreement of the parties and supersedes any prior understandings or written or oral agreements between the parties respecting the subject matter of this Security Agreement.

Definitions: All terms used in this Security Agreement that are defined in the California Commercial Code shall have the same meaning in this Security Agreement as in the Code.

                                            DEBTOR


                                            By:
                                            ---------------
                                            Wing Yu, CEO
                                            FinancialContent, Inc.

                                            SECURED PARTY


                                            -----------------------
                                            Asia Pacific Ventures